Exhibit 99.1

                            Union Bankshares Inc.
---------------------------------------------------------------------------

                             September 30, 2003

                            Third Quarter Report

                                 Amex:  UNB

                                                           October 29, 2003

Dear Shareholder:

Foliage season this year was late and a bit short, however it peaked at the height of the Columbus Day weekend on time for all our touring guests. The new welcome center located in the refurbished St. Johnsbury Railroad Depot received over 1,000 visitors in its first week in late September.

In addition to the Northeast Kingdom, Morrisville, Stowe, and Cambridge areas had brilliant color and an abundance of tourists enjoying the sights and bolstering our local economy. An informal survey of our customers indicates foliage season was about normal.

Third quarter results for your company show assets, deposits, and loans all increased. While income for the quarter was slightly below the same period last year, year to date shows an increase. One-time expenses related to the merger of our banks in May, the August stock split, and a few other items total over $200,000 year to date after tax. Of positive note, reflected in the summary financial statements on the right, are third quarter reductions in all expense categories other than employee benefits and income taxes. As we go forward, the effects of consolidation should work to further control expense growth.

Loan growth continues, led by both residential construction and commercial real estate loans. Interest rates remain at historic lows and while the temptation is there to hold all loans in portfolio, we are still "selling" low rate residential mortgage loans. Loan growth is concentrated mainly in shorter term (under 5 years) or variable rate mortgages. We believe this strategy leaves us in a good position should interest rates begin to climb to more "normal" levels.

Recently, two of our mortgage lenders received Top Producer Awards from the Vermont Housing Finance Agency. Wanda Allaire, of our Morrisville Plaza office, and Sue Laferriere, of our Railroad Street, St. Johnsbury office, each were cited for their lending activity in 2002 and 2003 in Lamoille County and the Northeast Kingdom, which are our main service areas. We are pleased the efforts of these and other employees enabled many Vermonters to purchase new homes.

Most of you are aware of the stock split in August and have received the additional share certificates. On October 15th, the Board of Directors voted a dividend of $.22 per share to shareholders of record October 26th, payable October 29th. Enclosed is a check or advice of credit for that dividend.

If you would like to have your dividend deposited directly into an account with us or another financial institution and have not already signed up, please complete and return the enclosed authorization form. You will still receive a notice and the quarterly financial statements.

Sincerely,

/s/ Richard C. Sargent                 /s/ Kenneth D. Gibbons

Richard C. Sargent                     Kenneth D. Gibbons
Chairman                               President & CEO

Consolidated Balance Sheets (unaudited)
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

                                                    September 30, 2003    September 30, 2002

ASSETS
Cash and Due from Banks                                   $ 21,804,010          $ 15,787,361
Federal Funds Sold & Overnight Deposits                      2,687,166             3,466,502
Interest Bearing Deposits in Banks                           4,434,283             6,498,189
Securities Available-for-Sale                               38,316,765            48,218,601
Federal Home Loan Bank Stock                                 1,240,500             1,235,200
Loans Held for Sale                                         23,759,291            19,308,332
Loans, net                                                 252,586,501           243,844,051
  Less: Reserve for Loan Losses                             (3,031,783)           (2,936,669)
Premises and Equipment, net                                  4,486,785             4,729,090
Other Real Estate Owned                                        125,811             1,080,734
Accrued Interest & Other Assets                              6,720,247             6,865,500
                                                          ------------          ------------
      Total Assets                                        $353,129,576          $348,096,891
                                                          ============          ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest Bearing Deposits                             $ 47,615,727          $ 40,614,121
Interest Bearing Deposits                                  253,657,226           252,860,864
Borrowed Funds                                               7,633,579            11,386,927
Accrued Interest & Other Liabilities                         3,838,759             4,701,534
Common Stock                                                 9,820,772             6,536,378
Paid-in Capital                                                 43,700               277,254
Retained Earnings                                           31,464,975            32,733,573
Accumulated Other Comprehensive Income                         776,769               708,171
Treasury Stock at Cost                                      (1,721,931)           (1,721,931)
                                                          ------------          ------------
      Total Liabilities and Stockholders' Equity          $353,129,576          $348,096,891
                                                          ============          ============

Standby Letters of Credit were $814,000 and $1,215,000 at September 30, 2003 and 2002 respectively.
===========================================================================

Consolidated Statements of Income (unaudited)
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

                                      9/30/03       9/30/02        9/30/03        9/30/02
                                       (3 months ended)             (9 months ended)

Interest Income                    $5,081,024    $5,582,028    $15,331,021    $16,648,024
Interest Expense                      979,471     1,545,081      3,290,251      4,893,642
                                   ----------    ----------    -----------    -----------
  Net Interest Income               4,101,553     4,036,947     12,040,770     11,754,382
Less: Provision for Loan Losses        30,000        95,000        114,000        290,000
                                   ----------    ----------    -----------    -----------
  Net Interest Income after
   Provision for Loan Losses        4,071,553     3,941,947     11,926,770     11,464,382

Trust Income                           39,568         7,602        120,018        123,180
Other Income                          838,128       955,741      2,392,568      2,317,554
Other Operating Expenses:
  Salaries & Wages                  1,298,257     1,298,939      4,060,885      3,834,889
  Pension & Employee Benefits         555,927       380,446      1,433,649      1,230,435
  Occupancy expense, net              149,298       165,010        506,324        492,325
  Equipment expense                   223,371       231,853        670,644        648,230
  Other expense                       785,958       868,034      2,453,715      2,631,218
                                   ----------    ----------    -----------    -----------
Total                               3,012,811     2,944,282      9,125,217      8,837,097
                                   ----------    ----------    -----------    -----------
Net Income before Taxes             1,936,438     1,961,008      5,314,139      5,068,019
Income Tax Expense                    573,694       565,706      1,533,907      1,420,219
                                   ----------    ----------    -----------    -----------
Net Income                          1,362,744     1,395,302      3,780,232      3,647,800
                                   ==========    ==========    ===========    ===========

Earnings per Share                      $0.30         $0.31          $0.83          $0.80
Book value per Share                                                 $8.88          $8.49

                                DIRECTORS OF
                           UNION BANKSHARES, INC.
                               and UNION BANK

                        Richard C. Sargent, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                               W. Arlen Smith
                                John H. Steel

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

             Richard C. Sargent                        Chairman
             Cynthia D. Borck                    Vice President
             Kenneth D. Gibbons                       President
             Marsha A. Mongeon         Vice President/Treasurer
             Robert P. Rollins                        Secretary
             JoAnn A. Tallman               Assistant Secretary

                            CITIZEN BANK DIVISION
                               ADVISORY BOARD

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II

                             Express Telebanking
                               (802) 888-6448
                               (800) 748-1018
                               (800) 583-2869

                              Internet Banking
                             www.unionbankvt.com

                           OFFICERS OF UNION BANK

Wanda L. Allaire         Assistant Vice President           Northgate Plaza
Rhonda L. Bennett        Vice President                         Morrisville
Cynthia D. Borck         Executive Vice President               Morrisville
Stacey L.B. Chase        Assistant Treasurer                    Morrisville
Alice H. Claflin         Trust Officer                        St. Johnsbury
Jeffrey G. Coslett       Assistant Vice President               Morrisville
Shawn M. Davis           Commercial Loan Officer              St. Johnsbury
Peter J. Eley            Vice President                         Morrisville
Fern C. Farmer           Assistant Vice President               Morrisville
Patsy S. French          Assistant Vice President            Jeffersonville
Karen C. Gammell         Assistant Treasurer                    Lyndonville
Kenneth D. Gibbons       President & CEO                        Morrisville
Claire A. Hindes         Assistant Vice President               Morrisville
Patricia N. Hogan        Vice President                         Morrisville
Tracey D. Holbrook       Vice President                       St. Johnsbury
Lynne P. Jewett          Assistant Treasurer                    Morrisville
Peter R. Jones           Vice President                         Morrisville
Stephen H. Kendall       Assistant Vice President                   Fairfax
Susan O. Laferriere      Vice President                       St. Johnsbury
Margaret S. Lambert      Assistant Vice President           Northgate Plaza
Dennis J. Lamothe        Vice President                       St. Johnsbury
Susan F. Lassiter        Assistant Vice President            Jeffersonville
Phillip L. Martin        Assistant Vice President                     Stowe
Marsha A. Mongeon        Senior Vice President/Treasurer        Morrisville
Freda T. Moody           Assistant Vice President               Morrisville
Richard N. Morrison      Assistant Vice President               Morrisville
Mildred R. Nelson        Assistant Vice President                 Littleton
Barbara A. Olden         Assistant Vice President           Green Mtn. Mall
Deborah J. Partlow       Trust Officer                          Morrisville
Colleen D. Putvain       Assistant Treasurer                    Morrisville
Robert P. Rollins        Secretary                              Morrisville
Ruth P. Schwartz         Vice President                            Hardwick
Larry D. Sharer          Regional Vice President              St. Johnsbury
Robyn A. Sheltra         Assistant Treasurer                          Stowe
David S. Silverman       Senior Vice President                  Morrisville
Sara J. Small            Assistant Treasurer                    Morrisville
JoAnn A. Tallman         Assistant Secretary                    Morrisville
Tracy R. Verge           Assistant Treasurer                  St. Johnsbury
Francis E. Welch         Assistant Vice President               Morrisville
Craig S. Wiltshire       Vice President                         Morrisville

                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

                   If you need assistance with a change in
                registration of certificates, reporting lost
                certificates, non-receipt or loss of dividend
                   checks, information about the Company,
                 or to receive copies of financial reports,
                    please contact us at the address and
                         phone number listed below:

                 Corporate Name:    Union Bankshares, Inc.
                 Transfer Agent:    Union Bank
                                    P.O. Box 667
                                    Morrisville, VT
                                    05661-0667
                          Phone:    802-888-6600
                            Fax:    802-888-4921
                          Email:    ubexec@unionbankvt.com
                 American Stock
                Exchange Ticker
                         Symbol:    UNB

Statements made in this quarterly report that are not historical facts are forward-looking statements. Investors are cautioned that all forward-looking statements necessarily involve risks and uncertainties, and many factors could cause actual results and events to differ materially from those contemplated in the forward-looking statements. When we use any of the words "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. The following factors, among others, could cause actual results and events to differ from those contemplated in the forward-looking statements: uncertainties associated with general economic conditions; changes in the interest rate environment; inflation; political, legislative or regulatory developments; acts of war or terrorism; the markets' acceptance of and demand for the Company's products and services, technological changes, including the impact of the internet on the Company's business and on the financial services market place generally; the impact of competitive products and pricing; and dependence on third party suppliers. For further information, please refer to the Company's reports filed with Securities and Exchange Commission at www.sec.gov .

                             UNION BANK OFFICES

           Morrisville                                   Hardwick
      20 Lower Main Street*                          103 VT Route 15*
          (802) 888-6600                              (802) 472-8100

        Northgate Plaza*                                  Johnson
           Route 100                              198 Lower Main Street*
         (802) 888-6860                               (802) 635-6600

              Stowe                                   Jeffersonville
         Stowe Village*                               80 Main Street*
         47 Park Street                               (802) 644-6600
         (802) 253-6600

            Fairfax                                      Hyde Park
           Route 104*                                 250 Main Street
         (802) 849-2600                               (802) 888-6880

                            Littleton Loan Center
                               241 Main Street
                                Littleton, NH
                               (603) 444-7136

                           CITIZENS BANK DIVISION
        St. Johnsbury                                   Lyndonville
     364 Railroad Street*                            183 Depot Street*
         (802) 748-3131                               (802) 626-3100

     325 Portland Street*                          St. Johnsbury Center
        (802) 748-3121                             Green Mountain Mall*
                                                    1998 Memorial Drive
                                                      (802) 748-2454

                         *  ATM's at these branches

                              Remote ATM's at:

      Smugglers' Notch Resort (2)                 Taft Corners, Williston
         Johnson State College                         Ben & Jerry's
            Copley Hospital                         Stowe Mountain Road
         Cold Hollow Cider Mill                    East Burke, Route 114
           Trapp Family Lodge                        Danville, Route 2
       Stowe Mountain Resort (3)                  Burke Mountain Ski Area
               Big John's                             The Elmore Store
        Riverside Store, Jericho


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